UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 23, 2005

                             AccuPoll Holding Corp.
             (Exact name of registrant as specified in its charter)

           Nevada                        000-32849               11-2751630
           ------                        ---------               ----------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

           15101 Red Hill Avenue, Suite 220, Tustin, California 92780
           -----------------------------------------------------------
              (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code: (949) 200-4000

                                   Copies to:
                             Gregory Sichenzia, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

      On November 23, 2005, AccuPoll Holding Corp. (the "Company") entered into an agreement (the "Amendment") increasing the principal amount of a loan from Philip G. Trubey, one of the Company's directors, by $300,000 to $888,626. The loan is documented by a promissory note (the "Note") in the principal amount of $888,626, as amended. The principal amount of the Note plus interest at the rate of 10% per annum is due at any time upon demand by Mr. Trubey until May 23, 2007. The obligations of the Company under the Note are secured by all of the Company's intellectual property pursuant to a Security Agreement dated September 30, 2005. Management of the Company believes the terms of the Note, as amended, and the Security Agreement are at least as favorable as could be obtained from unrelated third parties.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

      See Item 1.01.

Item 9.01 Financial Statements and Exhibits.

      (c)   Exhibits.


Exhibit Number                                                   Description

------------------    ------------------------------------------------------------------------------------------------
4.1                   Promissory  Note dated May 23, 2005 issued to Philip G. Trubey  (Incorporated  by  reference to the Company's Form 8-K filed with the Securities and Exchange Commission on October 4, 2005)
4.2                   Amendment No. 1, dated  September  30, 2005,  to  Promissory  Note dated May 23, 2005 issued to
                      Philip  G.  Trubey  (Incorporated  by  reference  to the  Company's  Form  8-K  filed  with the
                      Securities and Exchange Commission on October 4, 2005)
4.3                   Amendment No. 2, dated October 6, 2005, to Promissory  Note dated May 23, 2005 issued to Philip
                      G. Trubey  (Incorporated  by reference to the Company's  Form 8-K filed with the Securities and
                      Exchange Commission on October 11, 2005)
4.4                   Amendment  No. 3, dated  November  3, 2005,  to  Promissory  Note dated May 23,  2005 issued to
                      Philip  G.  Trubey  (Incorporated  by  reference  to the  Company's  Form  8-K  filed  with the
                      Securities and Exchange Commission on November 4, 2005)
4.5                   Amendment  No. 4, dated  November 23,  2005,  to  Promissory  Note dated May 23, 2005 issued to
                      Philip G. Trubey
10.1                  Intellectual  Property Security Agreement made as of September 30, 2005 by and between AccuPoll
                      Holding Corp. and Philip G. Trubey  (Incorporated  by reference to the Company's Form 8-K filed with the Securities and Exchange Commission on October 4, 2005)

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Accupoll Holding Corp.


Date: November 29, 2005                   /s/ William E. Nixon
                                         -----------------------------------
                                         William E. Nixon
                                         Chief Executive Officer